UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

September 7, 2007
Date of Report (Date of earliest event reported)

HCP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3760 Kilroy Airport Way
Suite 300
Long Beach, California 90806
(Address of principal executive offices) (Zip Code)

(562) 733-5100
(Registrant’s telephone number, including area code)

Health Care Property Investors, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 7, 2007, Health Care Property Investors, Inc. (the “Company”) amended its Articles of Restatement to change its name to “HCP, Inc.” A copy of the articles of amendment is attached hereto as Exhibit 3.1.1 and is incorporated herein by reference. The Company’s common stock continues to trade on the New York Stock Exchange under the symbol “HCP.”

Item 9.01                                             Financial Statements and Exhibits.

Exhibit Number	Description

3.1.1	Articles of Amendment, as filed with the State Department of Assessments and Taxation of Maryland on September 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2007	HCP, Inc.

	By:	/s/ Edward J. Henning
Edward J. Henning
Executive Vice President,
General Counsel and
Corporate Secretary